                                                                   Exhibit 10.3

                                        [***] TEXT OMITTED AND FILED SEPARATELY
                                               CONFIDENTIAL TREATMENT REQUESTED

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                              SERVICING AGREEMENT

                         Dated as of January 29, 1998

                                     Among

                     WEST CAPITAL FINANCIAL SERVICES CORP.

                                As the Servicer

                    WEST CAPITAL RECEIVABLES CORPORATION I

                                As the Borrower

                                      And

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCATION

                            As the Collateral Agent

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[***]  Omitted pursuant to a request for confidential treatment. The omitted material
has been filed separately with the Securities and Exchange Commission.

                              SERVICING AGREEMENT

                         Dated as of January 29, 1998

                   WEST  CAPITAL   FINANCIAL   SERVICES   CORP.,  a  California
corporation  (“WestCap”,  and, in its capacity as servicer hereunder,  together with its  successors  and  permitted  assigns,  the  “Servicer”),  WEST CAPITAL
RECEIVABLES  CORPORATION  I, a California  corporation  (the  “Borrower”),  and
NORWEST BANK MINNESOTA,  NATIONAL ASSOCIATION,  a national banking association, as  collateral  agent  (in such  capacity,  together  with its  successors  and permitted assigns, the “Collateral Agent”) agree as follows:.

                             W I T N E S S E T H:

                  WHEREAS,  the Borrower  has entered into a Credit  Agreement, dated  as of  January  29,  1998  (as it may  from  time to  time  be  amended,
supplemented,   or  modified,   the  “Credit  Agreement”)  with  Daiwa  Finance
Corporation  (the  “Lender”)  and  WestCap,  pursuant  to which the Lender will make advances  (“Advances”) to the Borrower from time to time secured,  in part by the Designated Receivables (as hereinafter defined); and

                  WHEREAS,   the  Borrower  has   requested   the  Servicer  to
undertake  the  collection  and  servicing  responsibilities  in respect of the
Designated  Receivables,  all upon the  terms  and  subject  to the  conditions hereinafter set forth; and

                 WHEREAS,  it is a condition precedent to the obligation of the
Lender to make  Advances  under the Credit  Agreement  that the  Borrower,  the
Servicer  and the  Collateral  Agent shall have  executed  and  delivered  this
Servicing Agreement;

                  NOW,  THEREFORE,  to induce the Lender to make the  Advances, the Borrower and the Servicer  hereby agree with the  Collateral  Agent for the benefit of the Secured Parties (as hereinafter defined) as follows:

                                   ARTICLE I

                                  DEFINITIONS

                  Section 1.01  Definitions.  Unless otherwise  defined herein, terms used herein  shall have the meanings  specified  in the Credit  Agreement or the Security  Agreement;  as used in this  Agreement,  the  following  terms shall have the following meanings:

                  “Account  Agreement”  means an agreement  pursuant to which a
Receivable was incurred.

                                       -1-

                  “Agreement”  means this Servicing  Agreement,  as it may from time to time be amended,  supplemented  or  otherwise  modified  in  accordance with the terms hereof

                  “Indemnified  Amount”  has the meaning  specified  in Section
5.09.

                  “Indemnified  Parties”  has the meaning  specified in Section
5.09.

                  “Monthly  Servicer  Report” means a report of the Servicer in the form of Exhibit A hereto.

                  “Put-Back Period” means,  with respect to any Portfolio,  the time  period  (as  specified  in the Bank  Agreement  pursuant  to  which  such
Portfolio  was  purchased)  during  which the  Borrower may require the Selling
Bank to repurchase  Designated  Receivables  in such Portfolio as a result of a
breach  of   representations   or  warranties  or  because  they  do  not  meet
eligibility standards.

                  “Servicing  Fee'' has the meaning  specified in Section 2.02.
The Servicing Fee shall be reduced by the  applicable  percentage (as set forth in Section  2.02) of any  Collections  with respect to which the  Servicing Fee
has  already  been  paid  which  Collections  are  subsequently   reversed  for
insufficient funds or similar reasons.

                  “Servicer  Termination  Event” has the meaning  specified  in
Section 4.01.

                  Section  1.02   General.   The  words   “herein,”   “hereof,”
“hereunder,”  and other words of similar  import  refer to this  Agreement as a whole,  including the Schedules and Exhibits hereto,  as the same may from time to  time  be  amended  or  supplemented,  and  not to any  particular  section, subsection  or clause  contained  in this  Agreement.  References  herein to an
Exhibit,  Schedule,  Section,  subsection  or clause  refer to the  appropriate
Exhibit or Schedule  to, or Section,  subsection  or clause in this  Agreement.
Wherever  from the context it appears  appropriate,  each term stated in either the  singular  or  plural  shall  include  the  singular  and the  plural,  and pronouns  stated in the masculine,  feminine or neuter gender shall include the masculine, the feminine and the neuter.

                                  ARTICLE II

                         SERVICING AND ADMINISTRATION

                  Section 2.01 Servicing.

                  (a)      The Servicer  shall manage,  collect and  administer
all Designated  Receivables,  shall exercise all discretionary  powers involved in  such  management,  collection  and  administration  and  shall,  except  as otherwise  specified in this  Agreement,  bear all costs and expenses  incurred in  connection  therewith  that may be necessary or advisable and permitted for
carrying  out  the  transactions   contemplated  by  this  Agreement,   all  in
accordance with the Collection Policies and

                                       -2-

Procedures  and the other terms and  conditions of this  Agreement,  including, without  limitation,  determining  whether  and  where to bring  legal  actions against  Obligors,  including  arranging  with  appropriate  attorneys  for the bringing  of  such  legal  action  and  collecting  judgments  secured  by such attorneys.  The Servicer shall have full power and  authority,  acting alone or through  any  party  properly  designated  by it,  to do any and all  things in
connection  with  such  servicing,   and  administration   which  it  may  deem
necessary or desirable;  provided,  however,  that the Servicer  shall exercise the same degree of care that it exercises in handling  similar  matters for its own account and will create and  administer  policies and practices  consistent with the policies and  practices  applied with respect to its own  receivables.
The  Servicer  shall  comply at all  times in all  material  respects  with its policies,  practices,  procedures and internal  controls in effect at such time with respect to the servicing and  collection  of the  Designated  Receivables.
The  Servicer's  management,  collection and  administration  of the Designated
Receivables   hereunder  shall  comply  in  all  material   respects  with  all
applicable  Requirements  of Laws.  All servicing  activities  hereunder by the
Servicer and its employees  shall be conducted from the  Servicer's  offices at
5775 Roscoe  Court,  San Diego,  CA or at such other  locations as to which the
Collateral Agent is provided 30 days' advance written notice.

                  (b)      On  the  Initial  Closing  Date,  the  Lockbox,  the
Lockbox Account,  the Receivables Revenue Account and the Receivables  Purchase
Account  shall  each  have  been   established  to  the   satisfaction  of  the
Collateral  Agent.   Except  as  set  forth  in  the  Collection  Policies  and
Procedures,   the  Servicer  shall  instruct   Obligors   making   payments  on
Designated Receivables to direct all such payments to the Lockbox.

                  (c)      Except   during  the   continuance   of  a  Servicer
Termination  Event,  the Servicer shall deposit all Collections  received by it from time to time in the Lockbox  Account as  promptly  as  possible  following receipt  thereof,  but in no event later than the Business Day  following  such receipt.  All Collections  received by the Servicer will, pending remittance to the Lockbox  Account,  be held in trust by the  Servicer for the benefit of the
Collateral Agent.

                  (d)      Funds  representing  Collections  on  deposit in the
Lockbox  Account shall be disbursed by the Lockbox Bank in accordance  with the
Security  Agreement.  In no event shall the Servicer have any right to make any withdrawals  or transfers of  Collections  from the Lockbox  Account  except as specified in this Agreement.

                 (e)       Subject  to  Article  IV,  the   obligation  of  the
Servicer  to service the  Designated  Receivables  is personal to the  Servicer and shall not be assignable by the Servicer  without the prior written  consent of the  Lender,  which  approval  the  Lender  may  withhold  in its  sole  and absolute  discretion,  and the parties recognize that it would be difficult for any other  Person to perform  such  obligations.  Accordingly,  the  Servicer's
obligation  to  service  the   Designated   Receivables   hereunder   shall  be
specifically  enforceable  and  shall  be  absolute  and  unconditional  in all circumstances,  including,  without  limitation,  after any termination of this
Agreement until the appointment of a successor servicer.

                                       -3-

                  (f)      The Servicer's  method of compensating its employees
who will be assigned to collection  of the  Designated  Receivables  (including any incentive  programs) is set forth on Exhibit B hereto.  The Servicer  shall notify the  Borrower  and the Lender at least seven days prior to any change in such  method.  Compensation  levels  shall be set by the  Servicer  in its sole discretion.

                  (g)      The Servicer  shall  maintain,  at its sole expense,
an errors and omissions policy and a general  comprehensive  liability  policy, each with a financially sound and reputable  insurer  acceptable to the Lender.
Such errors and  omissions  policy  shall insure the Servicer for not less than
$ 1,000,000 per  occurrence  and $5,000,000 in the aggregate and shall name the
Collateral  Agent for the  benefit  of the  Secured  Parties  as an  additional
insurer  or  loss  payee  with  respect  to  the   Servicer's   indemnification
obligations  hereunder.  The Servicer shall provide to the Collateral Agent and the Lender,  on the Initial  Closing Date and from time to time thereafter upon any change in or  renewal of such  errors and  omissions  policy,  an  original certificate of insurance  evidencing  such policy.  The Servicer shall not take any action to cancel or terminate  such policy unless a  substantially  similar policy is in effect  providing the same  coverage.  The Servicer shall instruct its  insurance  carrier to notify the Borrower,  the Lender and the  Collateral
Agent  concurrently  with the delivery of any notice  regarding the termination or cancellation by the issuer of such policy.

                  (h)      The   Servicer   shall   create,   on  its   system,
computerized  records  for all of the  Designated  Receivables,  which  records shall  include  all  of  the  information  delivered  to  the  Servicer  by the
Borrower or a Selling  Bank on each Closing  Date and which  records,  from and after the Closing Date,  shall become the property of the Borrower,  subject to the lien and  security  interest  of the  Collateral  Agent (for the benefit of the Secured  Parties)  under the  Security  Agreement,  and shall be updated by the Servicer  from time to time.  When a Portfolio is delivered by the Borrower to the Servicer for  servicing  hereunder,  the  Servicer  shall,  by not later than the end of the Put-Back  Period,  identify  Designated  Receivables  which are subject to repurchase  under the Bank  Agreement  related to such Portfolio and promptly  deliver to the Selling  Bank,  with copies to the  Borrower,  the
Lender and the Collateral  Agent, a magnetic tape or diskette  (accompanied  by a hard-copy  printout)  identifying  such Designated  Receivables and all other
documentation   required  to  effectuate  such   repurchase   under  such  Bank
Agreement.  In addition,  the  Servicer  shall  handle all  correspondence  and communications  from  Obligors in a manner  similar to that in which it handles the same with respect to its own receivables.

                  (i)      In performing its services  hereunder,  the Servicer
shall (a) use the name of the Selling Bank only to the extent  permitted  under the relevant Bank  Agreement and (b) report all  Designated  Receivables to the relevant credit bureau as being owned by the Borrower.

                  (j)      In  accordance   with  the   Collection   Policies  and
Procedures,  the  Servicer  shall offer  Obligors  the  opportunity  to enter into
Rewritten  Receivables as a means of repaying their  obligations.  Notwithstanding that the Servicer  shall be the nominal  party to the Rewritten  Receivables,  all right,  title  and  interest  thereto  shall  be  the  exclusive  property  of the
Borrower  subject  to the lien and  security  interest  of the  Collateral  Agent.
Immediately upon execution of any Rewritten  Receivable,  the Servicer shall affix thereto a legend clearly stating that all right, title and

                                       -4-

interest  thereto  shall be the exclusive  property of the Borrower  subject to the lien and security  interest of the Collateral  Agent.  On the last Business
Day of each month,  or at such other time as is  requested  by the Lender,  the
Servicer  shall  deliver  the  original  of each  Rewritten  Receivable  to the
Collateral Agent.

                  Section 2.02 Servicing Compensation.        As           sole
compensation  (except  as  specifically  set forth  herein)  for its  servicing activities  hereunder  and  reimbursement  (except  as  specifically  set forth herein) for certain of its expenses as set forth  herein,  the  Servicer  shall be  entitled  to receive a  servicing  fee (the  “Servicing  Fee”) in an amount equal to [***%] of all  Collections  received  by the  Servicer  and  deposited into the Lockbox Account;  provided,  however, that the Servicing Fee shall not be payable  with respect to (a) any  Collections  to the extent that they are a result of repurchase of Designated  Receivables  by a Selling Bank or indemnity payments  from  a  Selling  Bank,  (b)  the  proceeds  of  any  Disposition  of
Designated  Receivables  deemed  to be  “uncollectible”  under  the  Collection
Policies and Procedures or (c) the proceeds of any  Securitization  Transaction involving  Designated  Receivables.  The  Servicing Fee shall be paid solely as and to the extent set forth in Section 6 of the Security Agreement.

                  Except  as  otherwise   specified   herein,   the  Servicer's
expenses include all expenses
incurred by the  Servicer in  connection  with its  activities  hereunder.  The
Servicer  shall be required to pay such  expenses for its own account and shall not be entitled  hereunder  to any  payment or  reimbursement  therefore  other than the Servicing Fee.

                  Section 2.03  Representations  and  Warranties.  The Servicer
hereby makes the following  representations  and warranties on which the Lender has relied in making the Advances to the Borrower:

                  (a)      Organization  and Good  Standing.  The Servicer is a
corporation  duly  organized,  validly  existing and in good standing under the laws of the State of California,  and has full corporate  power,  authority and the  legal  right  to own  its  properties  and  conduct  its  business  as now conducted,  and to execute,  deliver and  perform  its  obligations  under this
Agreement and each other Program Document to which it is a Party.

                  (b)      Due   Qualification.   The   Servicer  (i)  is  duly
qualified to do business and is in good  standing as a foreign  corporation  in each  jurisdiction  where such  qualification  is necessary in order to perform its duties  hereunder if the failure to be so  qualified  would have a Material
Adverse  Effect,  (ii) has  obtained  all  licenses  and  approvals as required under  federal  and  state  law  that  are  necessary  to  perform  its  duties hereunder,  except  where the failure to obtain such  license or approval  does not  materially  adversely  affect  its  ability  to  perform  its  obligations hereunder  and  has no  reasonable  likelihood  of  resulting  in any  material liability to the Borrower,  the Lender or the Collateral  Agent and (iii) is in
compliance with its certificate of incorporation and bylaws.

                  (c)       Due  Authorization.  The  execution,  delivery  and
performance  of this  Agreement  and  each  Program  Document  to which it is a party by the Servicer have been duly

                                       -5-

[***]  Omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange
Commission.

authorized  by all necessary  corporate  action on its part and do not and will not contravene any provision of its certificate of incorporation or bylaws.

                  (d)      Binding Obligation.  This Agreement and each Program
Document  to which it is a party  constitutes  the  legal,  valid  and  binding obligation  of the  Servicer,  enforceable  against it in  accordance  with its terms,  subject to  bankruptcy,  insolvency  or other  similar  laws  affecting creditors’  rights  generally  and to  general  principles  of equity  (whether considered in a proceeding in equity or at law).

                  (e)      No  Conflict.  The  execution  and  delivery of this
Agreement  and each  Program  Document to which it is a party by the  Servicer, the  performance  by the  Servicer  of the  transactions  contemplated  by this
Agreement  and  each  Program   Document  to  which  it  is  a  party  and  the
fulfillment  of the terms hereof and thereof  applicable to the Servicer do not and will not conflict with,  violate,  result in any breach of any of the terms or  provisions  of, or constitute  (with or without  notice or lapse of time or both) a default  under,  any  Requirement  of Law applicable to the Servicer or
any  indenture,   contract,  agreement,   mortgage,  deed  of  trust  or  other
instrument  to which it is a party or by which it or any of its  properties  is bound.

                  (f)      No  Litigation.  Except as  otherwise  disclosed  in
writing to the Lender,  there are no lawsuits,  administrative  proceedings  or investigations  pending or, to the best  knowledge of the Servicer,  threatened against the Servicer before any court,  regulatory body,  administrative agency or other tribunal or  governmental  instrumentality  relating to the Servicer's collection  activities  which have a  reasonable  likelihood  of  resulting  in liability to the Servicer in excess of $ 10,000.

                   (g)      All    Consents     Required.     All    approvals,
authorizations,  consents,  orders,  licenses or other actions of any Person or of any  Governmental  Authority  required in connection  with the execution and delivery by the Servicer of this  Agreement and each Program  Document to which
it  is  a  party,   the  performance  by  the  Servicer  of  the   transactions
contemplated  by this  Agreement  and each  Program  Document  to which it is a party and the  fulfillment  by the  Servicer  of the terms  hereof and  thereof have been  obtained (or will be obtained  prior to the time  required)  and are in full force and effect.

                  (h)      Taxes.   The Servicer  has filed all federal,  state
and local tax returns,  in each case  required to be filed and has paid or made adequate  provision  for  the  payment  of all  taxes,  assessments  and  other governmental  charges  shown due thereon  except where such taxes,  assessments or charges are being contested in good faith.

                  (i)      Compliance.      The Servicer has complied  with all
Requirements  of Law in respect of the conduct of its  business  and  ownership of its  property,  except  where  the  failure  to comply  does not  materially adversely  affect its ability to perform its  obligations  hereunder  or has no
reasonable   likelihood  of  resulting  in  any  material   liability  for  the
Borrower, the Lender and the Collateral Agent.

                                       -6-

                  (j)      Servicing.       Since  December  3 1,  1997,  there
has been no material  adverse  change in the ability of the Servicer to manage, collect or administer  the Designated  Receivables.  The Servicer has delivered to  the  Lender  a true  and  complete  copy  of the  Collection  Policies  and
Procedures.

                  Each of the  representations and warranties set forth in this
Section  2.03(a)  shall be deemed to be restated on each day on which  Advances are made under the Credit  Agreement and shall  survive  execution and delivery of this Agreement.

                  Section 2.04  Covenants of the  Servicer.  From and after the
Closing Date until this Agreement is terminated:

                  (a)       Compliance with Requirements of Law.       The
Servicer  shall (i) duly satisfy its  obligations  in all material  respects on its  part  to  be  fulfilled  under  or  in  connection  with  each  Designated
Receivable,  including,  without limitation,  all of its obligations under each
Bank Agreement,  (ii) maintain in effect all material  qualifications  required under  Requirements  of  Law in  order  to  service  properly  each  Designated
Receivable   and  (iii)  comply  in  all  material   respects  with  all  other
Requirements of Law in connection with servicing each Designated Receivable.

                  (b)      No Rescission or Cancellation.     The      Servicer
shall  not  consent  to  any  rescission  or  cancellation  of  any  Designated
Receivable  except as ordered  by a court of  competent  jurisdiction  or other
Governmental  Authority  or in  accordance  with the  Collection  Policies  and
Procedures.

                  (c)      Protection of Rights.     The  Servicer   shall  not
take any action,  nor omit to take any action,  which would  materially  impair the  rights  of the  Borrower,  the  Lender  or  the  Collateral  Agent  in any
Designated  Receivable,  nor shall it reschedule,  revise or defer payments due on  any  Designated  Receivable,  except  in  accordance  with  the  Collection
Policies and Procedures.

                  (d)      Custodian, Further Assurances.     The      Servicer
shall,  at its own cost and  expense,  (i)  maintain  books  and  records  with respect to the Designated  Receivables and copies of all documents  relating to each of the  foregoing,  as well as all  documents  received  from the  Selling
Bank,  as  custodian  for  the  Borrower  and the  Collateral  Agent  and  (ii)
indicate  clearly  on  the  electronic   records  relating  to  the  Designated
Receivables,  including,  without  limitation,  all such records  received from any Selling Bank,  that the Designated  Receivables  have been  transferred and assigned to the Borrower  and are subject to the lien and security  interest of the  Collateral  Agent  and  that  all  moneys  payable  thereunder  have  been assigned  to  the  Collateral  Agent.  The  Servicer  shall  take  all  actions requested  by the Lender or the  Collateral  Agent in order to  effectuate  the intentions of the parties hereto that the  Collateral  Agent be entitled to all
Collections  and that the  Designated  Receivables  be the sole property of the
Borrower subject to the lien and security interest of the Collateral Agent.

                                       -7-

                  (e)      Information Furnished.    All information  furnished
by the  Servicer  to the  Borrower,  the  Lender or the  Collateral  Agent with respect to the  Designated  Receivables  and the  Collections  will be true and correct in all  material  respects at the time such  information  is  furnished and will not omit to state a material  fact  required  to be stated  therein or necessary to make the statements  contained  therein not  misleading  under the circumstances made.

                  (f)      Taxes.   The Servicer  will file all federal,  state
and local tax  returns,  in each case  required to be filed by the Servicer and pay or make adequate  provision for the payment of all taxes,  assessments  and
other  governmental   charges  shown  due  thereon  except  where  such  taxes,
assessments or charges are being contested in good faith.

                  (g)       Collection Policies and Procedures.        The
Servicer  shall not amend or modify  the  Collection  Policies  and  Procedures without the prior written consent of the Lender.

                  (h)      Servicer Not to Resign.   The  Servicer   shall  not
resign from the duties and  obligations  imposed upon it pursuant hereto except upon  its  determination  that  its  continued  performance  hereunder  will no longer be  permissible  under  applicable  law, as  evidenced  by an opinion of counsel  delivered to the Lender.  No such resignation shall be effective until the appointment of a successor servicer under Section 4.02.

                  Section 2.05 Monthly Servicer Reporting Requirements.
The  Servicer  shall  provide  the  following  reports and  information  to the
Lender and (with respect to subsection (a) below, to the Collateral Agent):

                  (a)      Within 15 days  following  the end of each  calendar
month, the Monthly  Servicer Report with respect to all Designated  Receivables as of the end of such calendar month,  and a magnetic medium  containing a copy of the Servicer's central data file pertaining to the Designated Receivables.

                  (b)      Within  60 days  following  the  end of each  fiscal
quarter of the  Servicer,  unaudited  financial  statements  for the  Servicer, including a balance  sheet as of the end of such  fiscal  quarter and an income statement  for such  fiscal  quarter,  all  certified  by the  chief  financial officer  of the  Servicer  as having  been  prepared  in  accordance  with GAAP consistently applied.

                  (c)      Within 120 days  following the end of the Servicer's
fiscal year, financial  statements for the Servicer,  including a balance sheet as of the end of such  fiscal  year and an  income  statement  for such  fiscal year,  prepared in accordance with GAAP  consistently  applied and certified by the  Servicer's  independent  certified  public  accountants  as having been so prepared.

                  (d)      Upon the  reasonable  request  of the  Lender,  such
lists,  records,  statistics  and credit  information  regarding the Designated
Receivables and the Collections as shall be requested by the Lender.

                                       -8-

                  (e)      Promptly  (but  in any  event  not  later  than  two
Business Days) after the Servicer's  learning thereof,  notice to the Borrower, the  Lender  and the  Collateral  Agent  of all  litigation  or  administrative proceedings  commenced  or  threatened  against the  Servicer  by  Governmental
Authorities  where the same has a  reasonable  likelihood  of having a Material
Adverse  Effect  and  of  all  other  material   litigation  or  administrative
proceedings   commenced  or  threatened   against  the  Servicer  by  Obligors,
including  any  and  all  written  communications  questioning  the  Servicer's compliance,  in any material  respect,  with any  Requirement of Law,  together with  regular (but not less  frequently  than  monthly)  updates as to material developments regarding such litigation, proceedings or communications.

                                  ARTICLE III

                    OTHER MATTERS RELATING TO THE SERVICER.

                  Section 3.01      Access  to  Certain   Documentation   and
Information  Regarding the Designated  Receivables.  The Servicer shall provide to the  Borrower,  the  Lender  and the  Collateral  Agent  and  each of  their respective  agents and  representatives  full  access to its books and  records relating  to the  Designated  Receivables  and to all  documentation  and other computer  records  regarding  the  Designated  Receivables,  such access  being afforded  without charge but only during normal  business hours upon reasonable advance notice,  subject to the Servicer's normal security and  confidentiality procedures  and at  offices  designated  by the  Servicer.  Such  access  shall include  the  ability  to monitor  telephone  calls  made to or  received  from
Obligors by employees of the Servicer.

                  Section 3.02      Merger.   Consolidation  or  Transfer  of
Assets.  The  Servicer  shall not  consolidate  with or merge  with or into any other Person or convey or transfer its properties and assets  substantially  as an entirety to any Person;  provided,  however,  that the Servicer may merge or consolidate  with any  Person if (a) after  giving  effect to such  merger,  no
Event of Default or Incipient  Event of Default  shall have  occurred,  (b) the
Person  surviving  such merger or  consolidation  agrees in writing to be bound by the terms hereof and (c) the  Servicer  provides  the  Borrower,  the Lender and  the  Collateral  Agent  with  prior  written  notice  of  such  merger  or consolidation not less than 30 days prior thereto.

                                  ARTICLE IV

                          SERVICER TERMINATION EVENTS

                  Section 4.01      Servicer Termination Events.       If any
one of the following events (each, a “Servicer Termination Event”) shall occur:

                  (a)      any  failure by the  Servicer  to make any  payment,
transfer or deposit  required  pursuant to this Agreement within three Business
Days after it is due or to give  instructions  or notice  within  one  Business
Day after it is required pursuant to this Agreement;

                                       -9-

                  (b)      any  failure  on the  part of the  Servicer  duly to
observe  or perform  in any  material  respect  any of its other  covenants  or agreements  (not  described in  paragraph  (a) above or (e) below) set forth in this  Agreement,  or any provision of the Collection  Policies and  Procedures, which failure  materially  adversely  affects the rights of the  Borrower,  the
Lender or the  Collateral  Agent and  continues  unremedied  for a period of 10
Business Days  following the date of such failure  provided,  however,  that if any such  default is, in the  reasonable  judgment  of the  Lender,  remediable within 180 days after its  occurrence,  such  default  shall not be an Event of
Default  hereunder  for  such  period  of time  (but not  longer  than 180 days following the occurrence thereof) as the Servicer is attempting to remedy it;

                  (c)      any  representation,  warranty or certification made
by the Servicer in this  Agreement or in any  certificate  or report  delivered pursuant to this  Agreement  shall prove to have been incorrect in any material respect  when  made  provided,  however,  that if any such  breach  is,  in the reasonable  judgment  of the  Lender,  remediable  within  180 days  after  its occurrence,  such breach  shall not be an Event of Default  hereunder  for such period  of time  (but  not  longer  than  180  days  following  the  occurrence thereof) as the Servicer is attempting to remedy it;

                  (d)      there  shall occur a change in the  stockholders  of
the  Servicer  in  which  the  majority   control  of  the  Servicer  shall  be
transferred  to  another  Person  or  group  of  Persons  (other  than the Note
Purchaser and its Affiliates) acting in concert;

                  (e)      the  Servicer  shall (i) fail to maintain  insurance
as  required   pursuant  to  Section  2.0  1  (g),  (ii)  fail  to  follow  any instructions  given  by  the  Lender  or the  Collateral  Agent  in  accordance herewith  within  a  reasonable  period  of time,  (iii)  fail to  deliver  any
Monthly  Servicer  Report  required to be delivered  under  Section 2.05 within three  Business  Days  after  the time set  forth  in such  Section  or (iv) be unable to perform its  responsibilities  hereunder for 10 consecutive  Business
Days due to any reason, including force majeure;

                  (f)      the Servicer  shall consent to the  appointment of a
conservator,  receiver or liquidator in any  insolvency,  readjustment of debt, marshalling  of assets and  liabilities  or similar  proceedings of or relating to it or of or  relating  to all or  substantially  all of its  property,  or a decree  or  order  of  a  court  or  agency  or  supervisory  authority  having jurisdiction  in the premises for the  appointment of a  conservator,  receiver or liquidator in any insolvency,  readjustment  of debt,  marshalling of assets and  liabilities or similar  proceedings,  or for the winding-up or liquidation of its affairs,  shall have been  entered  against the Servicer and such decree or order shall have  remained in force  undischarged  or unstayed  for a period of 60 days;  or the  Servicer  shall admit in writing its  inability to pay its debts  generally as they become due,  file a petition to take  advantage of any applicable  insolvency or reorganization  statute,  make any assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

then, the Collateral  Agent,  upon receipt of instructions  from the Lender, by notice  then given in  writing  to the  Servicer,  shall  terminate  all of the rights and obligations of the Servicer under this

                                       -10-

Agreement;  provided,  however,  that upon the occurrence of an event described in subsection (f) above,  such  termination  shall be automatic  without notice thereof by any party.

                  Section 4.02      Consequence of Termination or  Resignation.
Upon the  effectiveness of any termination  hereof,  all authority and power of the Servicer under this Agreement shall  terminate;  and,  without  limitation, the  Lender  or its  designee  is hereby  authorized  and  empowered  (upon the failure of the  Servicer to  cooperate)  to execute and  deliver,  on behalf of the  Servicer,  as  attorney-in  fact or  otherwise,  all  documents  and other instruments  upon the  failure of the  Servicer  to  execute  or  deliver  such documents or  instruments,  and to do and  accomplish  all other acts or things necessary or  appropriate  to effect the purposes of such transfer of servicing rights.  The Servicer  agrees that no termination  of this  Agreement  shall be effective  until such time as a successor  servicer  shall have been  appointed and  that it  will  cooperate  with  the  Collateral  Agent  and any  successor servicer in effecting the  termination  of the  responsibilities  and rights of the Servicer to conduct servicing  hereunder,  including,  without  limitation, the  transfer to such  successor  servicer of all  authority of the Servicer to
service  the  Designated   Receivables   provided  for  under  this  Agreement,
including,  without limitation,  all authority over all Collections which shall on the date of  transfer be held by the  Servicer  for  deposit,  or which have been  deposited  by the  Servicer  in the  Lockbox  Account or the  Receivables
Revenue  Account,  or which shall  thereafter  be received  with respect to the
Designated  Receivables.  Upon any termination of the Servicer  hereunder,  the
Servicer  shall  promptly  transfer  its  electronic  records  relating  to the
Designated  Receivables to the successor  servicer in such  electronic  form as such successor  servicer may reasonably  request and shall promptly  deliver to such  successor  servicer  all other  records,  correspondence  -and  documents necessary  for the continued  servicing of the  Designated  Receivables  in the manner and at such times as such successor servicer shall reasonably request.

                                   ARTICLE V

                                 MISCELLANEOUS

                  Section 5.01      Notices,    etc.   All   notices   and   other
communications  hereunder shall,  unless  otherwise  stated herein,  be in writing
(which shall include facsimile  communication) and be faxed or delivered,  to each party  hereto,  at its  address set forth  under its name on the  signature  pages hereof  or at such  other  address  as  shall  be  designated  by such  party in a written  notice  to the  other  parties  hereto.  Notices  and  communications  by facsimile  shall be  effective  when sent (and shall be followed by hard copy sent by regular  mail),  and notices and  communications,  sent by other means shall be effective when received.

                  Section 5.02      Complete  Agreement,  Successors  and Assigns.
Relationship of Parties.  This Agreement  constitutes the complete agreement between the parties  hereto with respect to the subject  matter  hereof and  supersedes  all existing  agreements  and all oral,  written or other  communications  between  them concerning its subject matter. This Agreement shall be binding upon

                                       -11-

the parties hereto and their  respective  successors and permitted  assigns and shall  inure  to the  benefit  of  the  parties  hereto  and  their  respective successors and permitted  assigns;  provided that the Servicer shall not assign any of its rights or obligations  hereunder  without the prior written  consent of the.  Lender.  The parties are entering into this  Agreement as  independent contractors.  In no event  shall  either  party be deemed  an agent,  employee, joint venturer or partner of the other.

                  Section 5.03      No Waiver.       None of the  undertakings,
agreements,   warranties,   covenants  or   representations   of  the  Servicer
contained in this Agreement and no Servicer  Termination  Event shall be deemed to have been  suspended  or waived  unless such  suspension  or waiver is by an instrument  in  writing  signed by an  officer  of the  Collateral  Agent.  Any failure by the Borrower,  the Lender or the  Collateral  Agent,  at any time or times,  to require  strict  performance  by any other party of any provision of this  Agreement  shall not  waive,  affect or  diminish  its  respective  right
thereafter  to  demand  strict  compliance  and  performance   therewith.   Any
suspension or waiver by the Collateral  Agent of a Servicer  Termination  Event
shall not  suspend,  waive or  affect  any other  Servicer  Termination  Event, whether the same is prior or  subsequent  thereto and whether of the same or of a different type.

                  Section 5.04 Severability.         Any   provision   of  this
Agreement which is prohibited or unenforceable  in any  jurisdiction  shall, as to such  jurisdiction,  be  ineffective  to the extent of such  prohibition  or unenforceability  without  invalidating the remaining  provisions  hereof,  and any  such  prohibition  or  unenforceability  in  any  jurisdiction  shall  not invalidate or render unenforceable such provision in any other jurisdiction.

                  Section 5.05      Amendments: Governing Law.This    Agreement
and  the  rights  and  obligations  of the  parties  hereunder  (a)  may not be changed  orally  but only by an  instrument  in  writing  signed  by the  party against  which  enforcement  is sought and (b) shall be construed in accordance with and governed by the laws of the State of New York.

                  Section 5.06      Setoff: The  Servicer  hereby   irrevocably
and  unconditionally  waives  all  right  of  set-off  that it may  have  under contract  (including this Agreement),  applicable law or otherwise with respect to any funds or monies of the Borrower,  the Lender or the Collateral  Agent at
any time held by or in the possession of the Servicer.

                  Section 5.07      Further Assurances.       The      Servicer
agrees to do such  further  acts and things and to execute  and  deliver to the
Borrower,  the Lender and the  Collateral  Agent such  additional  assignments, agreements,  powers and  instruments as are reasonably  required by such Person to carry into effect the  purposes of this  Agreement  or to better  assure and confirm unto each such Person its rights, powers and remedies hereunder.

                  Section 5.08      Counterparts.    This   Agreement   may  be
executed in any number of copies  (including  copies sent by facsimile or other electronic transmission), and by the different

                                       -12-

parties  hereto on the same or  separate  counterparts,  each of which shall be deemed to be an original instrument.

                  Section 5.09      Indemnity by the Servicer.Without  limiting
any other rights which the  Borrower,  the Lender or the  Collateral  Agent may
have  hereunder  or  under  applicable  law,  the  Servicer  hereby  agrees  to indemnify the Borrower,  the Lender-and the Collateral  Agent and each of their respective assigns,  transferees,  participants,  employees and officers (each, an “Indemnified Party”) from and against any and all damages,  claims,  losses, liabilities  and related costs and expenses,  including  reasonable  attorneys'
fees and  disbursements  (all of the foregoing being  collectively  referred to as  “Indemnified  Amounts”),  awarded  against or incurred  by any  Indemnified
Party arising out of or as a result of:

                  (a)      the  characterization in any Monthly Servicer Report
or other  statement  made by the Servicer of any  Designated  Receivable  as an
Eligible  Receivable  which  is not an  Eligible  Receivable  as of the date of such Monthly Servicer Report or statement;

                  (b)      any  representation or warranty or statement made or
deemed made by the Servicer  (or any of its  officers)  under or in  connection with this  Agreement  which shall have been  incorrect in any material  respect when made;

                  (c)      the  failure  by the  Servicer  to  comply  with any
applicable law, rule or regulation  with respect to any Designated  Receivable;
or the failure of any Designated  Receivable to conform to any such  applicable law, rule or regulation;

                  (d)       any  failure of the  Servicer to perform its duties
or obligations in accordance with the provisions hereof,

                  (e)       the   commingling   of  Collections  of  Designated
Receivables  by the  Servicer at any time with other  funds of the  Servicer or any of its Affiliates;

                  (f)      any investigation,  litigation or proceeding related
to this  Agreement  or in  respect  of any  Designated  Receivable  or  Related
Security,   except  to  the  extent  any  such  investigation,   litigation  or
proceeding  relates to a possible  matter  involving an  Indemnified  Party for which  neither  the  Servicer  nor  any  of  its  Affiliates  (other  than  the
Borrower) is at fault;

                  (g)       any  failure  of the  Servicer  to comply  with its
covenants contained herein; or

                                       -13-

                  (h)      any  claim  brought  by any  Person  other  than  an
Indemnified  Party  arising  from any  activity  by the  Servicer or any of its
Affiliates or any  subservicer  in servicing,  administering  or collecting any
Designated Receivable;

                  It is expressly  agreed and  understood by the parties hereto
(a) that the  foregoing  indemnification  is not  intended  to,  and shall not, constitute  a  guarantee  of the  collectibility  or payment of the  Designated
Receivables  and (b) that  nothing  in this  Section  3.02  shall  require  the
Servicer to indemnify any Person (A) for Designated  Receivables  which are not collected,  not paid or uncollectable on account of the insolvency,  bankruptcy or financial  inability to pay of the applicable  Obligor (except to the extent that any Designated  Receivable  was not an Eligible  Receivable on the Closing
Date  related  thereto),  (B) for damages,  losses,  claims or  liabilities  or related  costs or expenses  resulting  from such Person's  gross  negligence or willful  misconduct or (C) for any income taxes or franchise  taxes incurred by such Person  arising out of or as a result of this  Agreement  or in respect of any  Designated  Receivable.  The  obligations of the Servicer to indemnify the
Indemnified  Parties  hereunder shall survive the termination of this Agreement
or  the  resignation  or  removal  of  the  Servicer.   Following   payment  of
Indemnified  Amounts hereunder by the Servicer,  the Servicer shall be entitled to assert any claims against any Selling Bank pursuant to the  applicable  Bank
Agreement  that the  Borrower  would be  entitled  to assert in relation to the matters in respect of which the Indemnified Amounts were paid.

                  If any  Indemnified  Party shall  become aware of any even or occurrence  whereby it claims,  or may claim or  desire,  indemnity  hereunder, such  Indemnified  Party shall  notify the  Servicer in writing  promptly  upon becoming aware of such event or  occurrence;  provided,  however,  that failure to  provide  such  notice  shall  not  relieve  the  Servicer  of  any  of  its responsibilities  under this Section  5.10.  The Servicer at the request of any
Indemnified  Party shall have the  obligation to contest or defend  against any such event or occurrence, including any investigation,  litigation,  proceeding or action giving rise to a claim for an  Indemnified  Amount,  and the Servicer in any event may  participate in the defense  thereof with legal counsel of its choice.  If any Indemnified  Party requests the Servicer to defend against such investigation,  litigation,  proceeding or action,  the Servicer shall promptly do so and the  Indemnified  Party shall have the right to  participate  in such defense,  at its expense,  with legal  counsel of its own choice.  The Servicer
shall  not  settle,   or  enter  into  an   agreement   to  settle,   any  such
investigation,  litigation,  proceeding  or action  without  the prior  written consent  of  such  Indemnified  Party.  Any  and  all  amounts  payable  by the
Servicer as  indemnification  under this Section 5. 10 shall be due and payable within  ten days  following  the entry of a final  non-appealable  judgment  in respect of such  amount,  except  that,  if prior to such entry an  Indemnified
Party at any time is required to pay such amount,  the Servicer  shall pay such amount at such time.

                  Section  5.10  Headings.   Section   headings  used  in  this
Agreement  are for  convenience  of  reference  only and shall not  affect  the construction or interpretation of this Agreement.

                                       -14-

                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                                     WEST CAPITAL RECEIVABLES
                                                     CORPORATION I

                                                     By:  _____/s/ Carl C. Gregory, III  _
                                                     Name:   Carl C. Gregory, III
                                                     Title:  President/CEO

                                                     5775 Roscoe Ct.
                                                     San Diego, CA 92123

                                                     WEST CAPITAL FINANCIAL SERVICES CORP.

                                                     By:  _____/s/ Carl C.Gregory, III  _
                                                     Name:   Carl C. Gregory, III
                                                     Title: President/CEO

                                                     5775 Roscoe Ct.
                                                     San Diego, CA 92123

                                                     NORWEST BANK MINNESOTA, N.A.,
                                                     as Collateral Agent

                                                     By:  _____/s/ Thomas D. Wraalstad___
                                                     Name:    Thomas D.Wraalstad
                                                     Title: Corporate Trust Officer

                                                     Sixth Street and Marquette Avenue
                                                     Minneapolis, MN 55479-0070

                                        S-1